                                                                   Exhibit 10.23

                            PATENT PURCHASE AGREEMENT

     THIS PATENT PURCHASE AGREEMENT is made and entered into on this the 4th day of November, 2005, by and among BioMimetic Therapeutics, Inc. ("BMTI" or
"Buyer") and Institute of Molecular Biology, Inc. ("IMB" or "Seller").

                                    RECITALS

     Seller desires to sell to Buyer, and Buyer desires to purchase from Seller all right, title and interests in and to certain Patent Rights (as defined below), in exchange for certain consideration as set forth herein, and upon the other terms and conditions set forth in this Agreement.

     NOW, THEREFORE, in consideration of the mutual agreements and covenants contained herein, the parties hereto agree as follows:

     1. PURCHASE AND SALE OF ASSETS.

     1.1. ASSETS SOLD. Subject to and in accordance with the terms and conditions hereof, Buyer hereby purchases from Seller, and Seller will sell, assign, transfer and convey to Buyer all of its right, title and interest in and to the following (collectively the "Assets"): all patents and patent applications (including all continuations, divisionals, continuations-in-part, reissues and the rights to apply for patents anywhere in the world and any rights to sue for past infringements thereof) described on Schedule 1.1 attached hereto (collectively, the "Patent Rights").

     1.2. LIABILITIES RETAINED BY SELLER. Buyer shall not assume, or in any way be liable or responsible for, any liabilities, obligations or indebtedness of
Seller, whether due or to become due, absolute or contingent, known or unknown
(the "Retained Obligations") other than the obligations of Seller to Sullivan &
Worcester LLP, Seller's special counsel in an amount not to exceed ** and obligations, if any, arising after Closing under any contracts related to the
Patent Rights that are specifically assumed by Buyer in writing at the Closing.

     2. PURCHASE PRICE.

     2.1. PAYMENT OF PURCHASE PRICE. The consideration to be paid by Buyer to
Seller, in consideration of the sale and transfer of the Assets, shall be **.

     3. DELIVERIES.

     3.1. DELIVERIES OF SELLER. Seller is hereby delivering to Buyer duly executed assignments of all patents and patent applications contained in the
Patent Rights, in the form of Exhibit 3.1.

**   REPRESENTS MATERIAL WHICH HAS BEEN REDACTED AND SEPARATELY FILED WITH THE
     SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL
     TREATMENT PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS
     AMENDED.

     4. REPRESENTATIONS AND WARRANTIES OF SELLER.

     Seller hereby represents and warrants to Buyer as follows:

     4.1. CORPORATE ORGANIZATION. Seller is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has full corporate power and authority to carry on the business of Seller as it is now being conducted. Attached as Exhibit 4.1 is a certificate of good standing from the State of Delaware.

     4.2. AUTHORIZATION. Seller has full corporate power and authority to enter into this Agreement and to carry out the transactions contemplated hereby. The
Board of Directors and stockholders of Seller have taken all action required by law to be taken to authorize the execution and delivery by Seller of this
Agreement, and no other corporate proceedings on the part of Seller are required to authorize such execution and delivery of this Agreement and the consummation of the transactions contemplated hereby. Attached as Exhibit 4.2 are copies of the stockholder and board of directors minutes authorizing the sale to Buyer.
This Agreement has been duly executed and delivered by Seller and is a valid and binding obligation of Seller enforceable in accordance with its terms.

     4.3. NO VIOLATION. Neither the execution and delivery of this Agreement nor the consummation of the transactions contemplated hereby will violate any provision of the Certificate of Incorporation or Bylaws of Seller or violate, or be in conflict with, or constitute a default (or an event which, with notice or lapse of time or both, would constitute a default) under any debt or obligation of Seller or violate any statute or law or any judgment, decree, order, regulation or rule of any court or governmental authority.

     4.4. TITLE TO ASSETS; ENCUMBRANCES. Seller has good, valid and marketable title to the Assets, free and clear of all material liens, claims, charges, security interests or other encumbrances of any nature, other than liens for taxes not yet due and payable. Seller has not granted any license or other right in or to the Patent Rights. There are no contracts or agreements of any nature related to or affecting the Patent Rights.

     4.5. LITIGATION. There is no action, suit, inquiry, proceeding or investigation by or before any court or governmental or other regulatory or administrative agency known to Seller which questions or challenges the validity of this Agreement or any action taken or to be taken by Seller pursuant to this
Agreement or which questions or challenges the validity of any of the Patent
Rights; nor to Seller's knowledge is there any valid basis therefore.

     4.6. CONSENTS. No consent of any person is necessary to the consummation of the transactions contemplated hereby.

     4.7. GOOD TITLE CONVEYED. Seller has or will at the Closing have the power and the right to sell, assign, transfer and deliver to Buyer, and upon consummation of the transactions contemplated by this Agreement, Buyer will acquire good, valid and marketable title to the Assets, free and clear of all mortgages, pledges, liens, security interests or other such encumbrances, interests or charges of any kind.

                                        2

     4.8. NO BUYER WAIVER. The representations and warranties of Seller shall not be deemed waived or otherwise affected by any investigation by Buyer.

     5. FURTHER ASSURANCES.

     5.1. FURTHER ASSURANCES. Upon the request of either Buyer or Seller, the other party will execute and deliver to the requesting party, or such party's nominee, all such instruments and documents of further assurance or otherwise, and will do any and all such acts and things as may reasonably be required to carry out the obligations of such party hereunder, to vest in Buyer good and marketable title to the Assets to be transferred hereunder and to more effectively consummate the transactions contemplated hereby. Seller will cooperate with Buyer from time-to-time at Buyer's request and expense and provide all information in its possession in order to enable Buyer to enforce the Patent Rights and to defend any claims challenging or involving the Patent
Rights.

     6. MISCELLANEOUS.

     6.1. NOTICES. All notices, approvals or other communications provided for herein to be sent or given to Buyer shall be deemed validly and properly given or made if in writing and delivered by hand or by certified or registered mail, return receipt requested, addressed to:

          If to Buyer:

          BioMimetic Therapeutics, Inc.
          389-A Nichol Mill Lane
          Franklin, TN 37067
          ATTN: General Counsel

          with a copy to:

          John Blackwood
          Harwell Howard Hyne Gabbert & Manner, P.C.
          315 Deaderick Street, #1800
          Nashville, TN 37238-1800

          if to Seller:

          Institute of Molecular Biology, Inc.
          P.O. Box 4278
          Shrewsbury, MA 01545
          Attn: John Naples

          with a copy to:

          Sullivan & Worcester LLP
          One Post Office Square
          Boston, MA 02109
          Attn: Alexander A. Notopoulos, Jr., Esq.

                                        3

Either of the parties hereto may give notice to the other at any time by the methods specified above of a change in the address at which, or the persons to whom, notices addressed to it are to be delivered in the future, and such notice shall be deemed to amend this Section until superseded by a later notice of the same type. Any notice given by mail as aforesaid shall be conclusively deemed to have been received by a party hereto and be effective on the second business day after the day on which mailed to the address set forth above.

     6.2. HEADINGS. The headings of the Sections and Articles of this Agreement are inserted for convenience only and shall not constitute a part hereof or affect in any way the meaning or interpretation of this Agreement.

     6.3. ASSIGNMENT. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns, provided, however, that none of such parties shall assign this Agreement or its rights hereunder without the written consent of the other.

     6.4. COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     6.5. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware.

     6.6. AMENDMENT AND MODIFICATION. Any amendment, modification or supplement to this Agreement shall be in writing signed by the party or parties to be charged.

     6.7. ENTIRE AGREEMENT. This Agreement, the Exhibits hereto and the other documents delivered pursuant hereto constitute the entire agreement of the parties in respect of the subject matter hereof and supersede all prior agreements, communications, representations or warranties, whether oral or written, among the parties in respect to such subject matter.

                                        4

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first written above.

                                           BIOMIMETIC THERAPEUTICS, INC.

                                           By: /s/ Samuel Lynch
                                               ---------------------------------
                                           Title: President

                                           INSTITUTE FOR MOLECULAR BIOLOGY, INC.

                                           By: /s/ John M. Naples
                                               ---------------------------------
                                           Title: President

                                        5

                                    Exhibit A

C & E REF. NO.      COUNTRY      TYPE     STATUS    APPLICATION NO.      FILED       PATENT NO.     ISSUED      PATENT EXP. DATE
--------------   -------------   ----   ---------   ---------------   ------------   ----------   -----------   ----------------

WOUND HEALING AND BONE REGENERATION
02854-007AT 1    Austria         EPC    Granted        87907900.2     13-Nov-1987     0289584     05-May-1993       13-Nov-07
02854-007AU1     Australia       PCT    Granted         83289/87      13-Nov-1987      600069     02-Aug-1990       13-Nov-03
02854-007BE1     Belgium         EPC    Granted        87907900.2     13-Nov-1987     0289584     05-May-1993       13-Nov-03
02854-007CA1     Canada          PCT    Granted          551,909      16-Nov-1987    1,322,714    05-Oct-1993        5-Jan-10
02854-007CH1     Switzerland     EPC    Granted        87907900.2     13-Nov-1987     0289584     05-May-1993       13-Nov-03
02854-007CN1     China           PCT    Granted        87101250.2     14-Nov-1987    87101250.2   30-Oct-1994       14-Nov-02
02854-007DE1     Germany         EPC    Granted        87907900.2     13-Nov-1987     0289584     05-May-1993       13-Nov-03
02854-007DK1     Denmark         PCT    Allowed          3932/88      13-Nov-1987
02854-007EP1     Europe          PCT    Granted        87907900.2     13-Nov-1987     0289584     05-May-1993       13-Nov-07
02854-007FR1     France          EPC    Granted        87907900.2     13-Nov-1987     0289584     05-May-1993       13-Nov-03
02854-007FR2     France          EPC    Granted        89906917.3     22-May-1989     0419534     03-Aug-1994       13-Nov-03
02854-007GB1     Great Britain   EPC    Granted        87907900.2     13-Nov-1987     0289584     05-May-1993       13-Nov-03
02854-007IE1     Ireland         PCT    Granted          3075/87      13-Nov-1987      60517      20-Jul-1994       13-Nov-03
02854-007IT1     Italy           EPC    Granted        87907900.2     13-Nov-1987     0289584     05-May-1993       13-Nov-03
02854-007JP1     Japan           PCT    Granted        500179/87      13-Nov-1987     1868245     26-Aug-1994       13-Nov-07
02854-007KR1     Korea           PCT    Granted        88-700829      13-Nov-1987      106280     17-Oct-1996        1-May-11
02854-007LU1     Luxembourg      EPC    Granted        87907900.2     13-Nov-1987     0289584     05-May-1993       13-Nov-03
02854-007NL1     Netherlands     EPC    Granted        87907900.2     13-Nov-1987     0289584     05-May-1993       13-Nov-03
02854-007NZ1     New Zealand     PCT    Granted          222551       16-Nov-1987      222551                       16-Nov-03
02854-007SE1     Sweden          EPC    Granted        87907900.2     13-Nov-1987     0289584     05-May-1993       13-Nov-03
02854-007TW1     Taiwan          PCT    Granted         76107672      15-Dec-1987     NI-51493    30-Jan-1992       14-Dec-05
02854-007ZA1     South Africa    PCT    Granted          87/8566      16-Nov-1987     87/8566     26-Jul-1989       16-Nov-07

WOUND HEALING
02854-010AT1     Austria         EPC    Granted        89901681.0     20-Dec-1988     0394349     27-Oct-1993       20-Dec-08
02854-010AU1     Australia       PCT    Granted         37472/89      20-Dec-1988      613776     03-Dec-1991       22-Dec-04
02854-010BE1     Belgium         EPC    Granted        89901681.0     20-Dec-1988     0394349     27-Oct-1993       20-Dec-08
02854-010CA1     Canada          PCT    Granted          586,562      21-Dec-1988    1,322,164    14-Sep-1993       17-Sep-10
02854-010CH1     Switzerland     EPC    Granted        89901681.0     20-Dec-1988     0394349     27-Oct-1993       20-Dec-08
02854-010CN1     China           PCT    Granted        88109273.8     21-Dec-1988    88109273.8   19-Jul-1994       21-Dec-03
02854-010DE1     Germany         EPC    Granted        89901681.0     20-Dec-1988    P3885300.0   27-Oct-1993       20-Dec-08

02854-010DK1     Denmark         PCT    Allowed          4122/89      20-Dec-1988
02854-010EP1     Europe          PCT    Granted        89901681.0     20-Dec-1988     0394349     27-Oct-1993       20-Dec-08
02854-010FR1     France          EPC    Granted        89901681.0     20-Dec-1988     0394349     27-Oct-1993       20-Dec-08
02854-010GB1     Great Britain   EPC    Granted        89901681.0     20-Dec-1988     0394349     27-Oct-1993       20-Dec-08
02854-010IE1     Ireland         PCT    Granted          3833/88      21-Dec-1988      61283      14-Oct-1994       20-Dec-08
02854-010IT1     Italy           EPC    Granted        89901681.0     20-Dec-1988     0394349     27-Oct-1993       20-Dec-08
02854-010JP1     Japan           PCT    Granted        501944/89      20-Dec-1988     1923551     25-Apr-1995       20-Dec-08
02854-010LU1     Luxembourg      EPC    Granted        89901681.0     20-Dec-1988     0394349     27-Oct-1993       20-Dec-08
02854-010MX1     Mexico          PCT    Granted           14307       22-Dec-1988      164966     09-Oct-1992       20-Dec-08
02854-010NL1     Netherlands     EPC    Granted        89901681.0     20-Dec-1988     0394349     27-Oct-1993       20-Dec-08
02854-010NZ1     New Zealand     PCT    Granted          227429       21-Dec-1988      227429     14-May-1991       21-Dec-04
02854-010SE1     Sweden          EPC    Granted        89901681.0     20-Dec-1988     0394349     27-Oct-1993       20-Dec-08
02854-010TW1     Taiwan          PCT    Granted         78100693      01-Feb-1989    NI-51930     20-Feb-1992       10-Nov-06
02854-010ZA1     South Africa    PCT    Granted          88/9594      22-Dec-1988     88/9594     27-Sep-1989       22-Dec-08

WOUND HEALING
02854-011AT1     Austria         EPC    Granted        89906917.3     22-May-1989     0419534     03-Aug-1994       22-May-09
02854-011AT2     Austria         EPC    Granted        91910904.1     30-May-1991     0531425     14-Aug-2002       30-May-11
02854-011BE1     Belgium         EPC    Granted        89906917.3     22-May-1989     0419534     03-Aug-1994       22-May-09
02854-011BE2     Belgium         EPC    Granted        91910904.1     30-May-1991     0531425     14-Aug-2002       30-May-11
02854-011CA2     Canada          PCT    Granted        2,082,420      30-May-1991     2082420     20-Jul-2004       30-May-11
02854-011CH1     Switzerland     EPC    Granted        89906917.3     22-May-1989     0419534     03-Aug-1994       22-May-09
02854-011CH2     Switzerland     EPC    Granted        91910904.1     30-May-1991      531425     14-Aug-2002       30-May-11
02854-011DE1     Germany         EPC    Granted        89906917.3     22-May-1989   P68917300.8   03-Aug-1994       22-May-09
02854-011DE2     Germany         EPC    Granted        69133087.5     30-May-1991     0531425     14-Aug-2002       30-May-11
02854-011DK2     Denmark         EPC    Granted        91910904.1     30-May-1991     0531425     14-Aug-2002       30-May-11
02854-011EP1     Europe          PCT    Granted        89906917.3     22-May-1989     0419534     03-Aug-1994       22-May-09
02854-011EP2     Europe          PCT    Granted        91910904.1     30-May-1991     0531425     14-Aug-2002       30-May-11
02854-011ES2     Spain           EPC    Granted         0531425       30-May-1991     0531425     14-Aug-2002       30-May-11
02854-011FR1     France          EPC    Granted         0419534       22-May-1989     0419534     03-Aug-1994       22-May-09
02854-011FR2     France          EPC    Granted         0531425       30-May-1991     0531425     14-Aug-2002       30-May-11
02854-011GB1     Great Britain   EPC    Granted        89906917.3     22-May-1989     0419534     03-Aug-1994       22-May-09
02854-011GB2     Great Britain   EPC    Granted         0531425       30-May-1991     0531425     14-Aug-2002       30-May-11
02854-011GR2     Greece          EPC    Granted        91910904.1     30-May-1991     0531425     14-Aug-2002       30-May-11
02854-011IT1     Italy           EPC    Granted        89906917.3     22-May-1989     0419534     03-Aug-1994       22-May-09
02854-011IT2     Italy           EPC    Granted          0531425      30-May-1991     0531425     14-Aug-2002       30-May-11

02854-011JP1     Japan           PCT    Granted        506485/89      22-May-1989     1924479     25-Apr-1995       22-May-09
02854-011JP2     Japan           PCT    Granted         3-510861      30-May-1991    3,377,524    06-Dec-2002       30-May-11
02854-011LI2     Liechtenstein   EPC    Granted        91910904.1     30-May-1991      531425     14-Aug-2002       30-May-11
02854-011LU1     Luxembourg      EPC    Granted        89906917.3     22-May-1989     0419534     03-Aug-1994       22-May-09
02854-011LU2     Luxembourg      EPC    Granted        91910904.1     30-May-1991     0531425     14-Aug-2002       30-May-11
02854-011NL1     Netherlands     EPC    Granted        89906917.3     22-May-1989     0419534     03-Aug-1994       22-May-09
02854-011NL2     Netherlands     EPC    Granted        91910904.1     30-May-1991     0531425     14-Aug-2002       30-May-11
02854-011SE1     Sweden          EPC    Granted        89906917.3     22-May-1989     0419534     03-Aug-1994       22-May-09
02854-011SE2     Sweden          EPC    Granted        91910904.1     30-May-1991     0531425     14-Aug-2002       30-May-11

WOUND HEALING
02854-012AT1     Austria         EPC    Granted        89910545.6     10-Aug-1989     0382841     26-Jan-1994        9-Aug-09
02854-012BE1     Belgium         EPC    Granted        89910545.6     10-Aug-1989     0382841     26-Jan-1994        9-Aug-09
02854-012CA1     Canada          PCT    Granted         607,968       10-Aug-1989     1336816     29-Aug-1995       29-Aug-12
02854-012CH1     Switzerland     EPC    Granted        89910545.6     10-Aug-1989     0382841     26-Jan-1994        9-Aug-09
02854-012DE1     Denmark         EPC    Granted        89910545.6     10-Aug-1989    P68912758    26-Jan-1994        9-Aug-09
02854-012DE1     Germany         EPC    Granted        89910545.6     10-Aug-1989     0382841     26-Jan-1994        9-Aug-09
02854-012EP1     Europe          PCT    Granted        89910545.6     10-Aug-1989     0382841     26-Jan-1994        9-Aug-09
02854-012FR1     France          EPC    Granted        89910545.6     10-Aug-1989      382841     26-Jan-1994        9-Aug-09
02854-012GB1     Great Britain   EPC    Granted        89910545.6     10-Aug-1989     0382841     26-Jan-1994        9-Aug-09
02854-012IT1     Italy           EPC    Granted        89910545.6     10-Aug-1989     0382841     26-Jan-1994        9-Aug-09
02854-012JP1     Japan           PCT    Granted         509811/89     10-Aug-1989     1975393     27-Sep-1995       10-Aug-09
02854-012LU1     Luxembourg      EPC    Granted        89910545.6     10-Aug-1989     0382841     26-Jan-1994        9-Aug-09
02854-012NL1     Netherlands     EPC    Granted        89910545.6     10-Aug-1989     0382841     26-Jan-1994        9-Aug-09
02854-012SE1     Sweden          EPC    Granted        89910545.6     10-Aug-1989     0382841     26-Jan-1994        9-Aug-09

WOUND HEALING USING PDGF AND IGF-II
02854-014AT1     Austria         EPC    Granted        90907577.2     10-Apr-1990     0479799     06-Aug-1997       10-Apr-10
02854-014BE1     Belgium         EPC    Granted        90907577.2     10-Apr-1990     0479799     06-Aug-1997       10-Apr-10
02854-014CA1     Canada          PCT    Granted         2,060,208     10-Apr-1990    2,060,208    20-Feb-2001       10-Apr-10
02854-014CH1     Switzerland     EPC    Granted        90907577.2     10-Apr-1990     0479799     06-Aug-1997       10-Apr-10
02854-014DE1     Germany         EPC    Granted        90907577.2     10-Apr-1990     0479799     06-Aug-1997       10-Apr-10
02854-014DK1     Denmark         EPC    Granted        90907577.2     10-Apr-1990     0479799     06-Aug-1997       10-Apr-10
02854-014EP1     Europe          PCT    Granted        90907577.2     10-Apr-1990     0479799     06-Aug-1997       10-Apr-10
02854-014ES1     Spain           EPC    Granted        90907577.2     10-Apr-1990     0479799     06-Aug-1997       10-Apr-10
02854-014FR1     France          EPC    Granted        90907577.2     10-Apr-1990     0479799     06-Aug-1997       10-Apr-10

02854-014GB1     Great Britain   EPC    Granted        90907577.2     10-Apr-1990     0479799     06-Aug-1997       10-Apr-10
02854-014IT1     Italy           EPC    Granted        90907577.2     10-Apr-1990     0479799     06-Aug-1997       10-Apr-10
02854-014JP1     Japan           PCT    Granted         507475/90     10-Apr-1990     2030420     19-Mar-1996       10-Apr-10
02854-014LU1     Luxembourg      EPC    Granted        90907577.2     10-Apr-1990     0479799     06-Aug-1997       10-Apr-10
02854-014NL1     Netherlands     EPC    Granted        90907577.2     10-Apr-1990     0479799     06-Aug-1997       10-Apr-10
02854-014SE1     Sweden          EPC    Granted        90907577.2     10-Apr-1990     0479799     06-Aug-1997       10-Apr-10

WOUND HEALING
02854-016CA1     Canada          PCT    Pending        2,040,410      07-Sep-1990
02854-016JP1     Japan           PCT    Granted         2-512565      07-Sep-1990     1969836     18-Sep-1995        7-Sep-10

BONE REGENERATION
02854-026CA1     Canada          PCT    Abandoned      2,123,803      24-Nov-1992
02854-026JP1     Japan           PCT    Abandoned    Hei-05-510253    26-May-1994
02854-026EP1     Europe          PCT    Abandoned      93900683.9     24-Nov-1992

MEDICAMENT FOR PROMOTING GROWTH OF MAMMALIAN NERVE - IMB ONLY
02854-027AU1     Australia       PCT    Granted         30668/92      04-Nov-1992      673659     12-Mar-1997        4-Nov-12
02854-027CA1     Canada          PCT    Granted        2,123,685      04-Nov-1992    2,123,685    07-Oct-2003        4-Nov-12
02854-027CH1     Switzerland     PCT    Granted        2309/93-2      04-Nov-1992      684573     31-Oct-1994        4-Nov-12
02854-027JP1     Japan           PCT    Pending         5-510115      04-Nov-1992

PYRIDINOLINE CROSSLINKS AS MARKERS OF PERIODONTAL AND PERI-IMPLANT DISEASE ACTIVITY
02854-034AT1     Austria         EPC    Granted        95909234.7     13-Jan-1995     E220458     10-Jul-2002       13-Jan-15
02854-034BE1     Belgium         EPC    Granted        95909234.7     13-Jan-1995     0745221     10-Jul-2002       13-Jan-15
02854-034CA1     Canada          PCT    Pending        2,183,452      13-Jan-1995
02854-034CH1     Switzerland     EPC    Granted        95909234.7     13-Jan-1995     0745221     10-Jul-2002       13-Jan-15
02854-034DE1     Germany         EPC    Granted        95909234.7     13-Jan-1995    69527350.7   10-Jul-2002       13-Jan-15
02854-034DK1     Denmark         PCT    Granted        95909234.7     13-Jan-1995     0745221     07-Oct-2002       13-Jan-15
02854-034EP1     Europe          PCT    Granted        95909234.7     13-Jan-1995     0745221     10-Jul-2002       13-Jan-15
02854-034ES1     Spain           EPC    Granted        95909234.7     13-Jan-1995   ES2179867T3   10-Jul-2002       13-Jan-15
02854-034FR1     France          EPC    Granted        95909234.7     13-Jan-1995     0745221     10-Jul-2002       13-Jan-15

02854-034GB1     Great Britain   EPC    Granted        95909234.7     13-Jan-1995     0745221     10-Jul-2002       13-Jan-15
02854-034GR1     Greece          EPC    Granted        95909234.7     13-Jan-1995     0745221     10-Jul-2002       13-Jan-15
02854-034IE1     Ireland         PCT    Granted        95909234.7     13-Jan-1995     0745221                       13-Jan-15
02854-034IT1     Italy           EPC    Granted        95909234.7     13-Jan-1995     0745221     10-Jul-2002       13-Jan-15
02854-034JP1     Japan           PCT    Granted         7-521795      13-Jan-1995    3,521,913    20-Feb-2004       13-Jan-15
02854-034KP1     N. Korea        PCT    Granted         96-0594       16-Aug-1996      31,331     22-Jan-1998       13-Jan-15
02854-034NL1     Netherlands     EPC    Granted        95909234.7     13-Jan-1995     0745221     10-Jul-2002       13-Jan-15
02854-034PT1     Portugal        EPC    Granted        95909234.7     13-Jan-1995     0745221     10-Jul-2002       13-Jan-15
02854-034PT1     Sweden          EPC    Granted        95909234.7     13-Jan-1995     0745221     10-Jul-2002       13-Jan-15
02854-034CN1     China           PCT    Abandoned      95192443.5     13-Jan-1995
02854-034KR1     S. Korea        PCT    Abandoned     1996-704491     16-Aug-1996

                                                                                                           PATENT EXP.
C & E REF. NO.  STATUS             TITLE            APPLICATION NO.     FILED     PATENT NO.     ISSUED        DATE
--------------  ------  --------------------------  ---------------  -----------  ----------  -----------  -----------

02854-009001    Issued    WOUND HEALING AND BONE       07/120,943    16-Nov-1987   4,861,757  29-Aug-1989  29-Aug-2006
                          REGENERATION USING PDGF
                                 AND IGF-1

02854-010001    Issued         WOUND HEALING           07/136,399    22-Dec-1987   4,874,746  17-Oct-1989  17-Oct-2006
                         COMPOSITION OF TGF-ALPHA
                                 AND PDGF

02854-011001    Issued   WOUND HEALING USING IGF-I     07/196,975    20-May-1988   4,983,581   8-Jan-1991   8-Jan-2008
                              AND TGF'b'

02854-011003    Issued  WOUND HEALING USING IGF-II     07/857,713    25-Mar-1992   5,256,644  26-Oct-1993   8-Jan-2008
                                 AND TGF

02854-012001    Issued   PROCESS OF WOUND HEALING      07/231,145    10-Aug-1988   5,034,375  23-Jul-1991  23-Jul-2008
                            USING PDGF AND EGF

02854-014001    Issued   WOUND HEALING USING PDGF      07/272,090    16-Nov-1988   5,019,559  28-May-1991  28-May-2008
                                AND IGF-II

02854-015002    Issued     METHOD OF PERIDONTAL        07/582,332    13-Sep-1990   5,124,316  23-Jun-1992  23-Jul-2009
                               REGENERATION

02854-016001    Issued   WOUND HEALING COMPOSITION     07/403,969     7-Sep-1989   5,035,887  30-Jul-1991  30-Jul-2008
                        OF IL-1 AND PDGF OR IGF-1

02854-027001    Issued      NERVE REGENERATION         08/198,542    18-Feb-1994   6,506,727  14-Jan-2003  14-Jan-2020

02854-033001    Issued    DEVICE TO PROMOTE DRUG-      08/187,210    26-Jan-1994   5,656,605  12-Aug-1997  12-Aug-2014
                               INDUCED NERVE
                               REGENERATION

02854-034001    Issued    PYRIDINOLINE CROSSLINKS      08/197,131    16-Feb-1994   5,516,699  14-May-1996  14-May-2013
                        AS MARKERS OF PERIODONTAL
                         AND PERI-IMPLANT DISEASE
                                 ACTIVITY

                                   ASSIGNMENT

For valuable consideration, we,

--------------------------------------------------------------------------------
                                                         State (and Country if
Full Name of Assignor           City                     not USA)
--------------------------------------------------------------------------------
Institute of Molecular          Delaware                 P.O. Box 4278
Biology, Inc.                                            Shrewsbury, MA 01545
--------------------------------------------------------------------------------

hereby assign to

--------------------------------------------------------------------------------
Full Name of Assignee           State of Incorporation   Business Address
--------------------------------------------------------------------------------
BioMimetic Therapeutics, Inc.   Delaware                 389 Nichol Mill Lane
                                                         Franklin, TN 37067
--------------------------------------------------------------------------------

and to its successors and assigns (collectively hereinafter called "the
Assignee"), the entire right, title, and interest throughout the world in the inventions and improvements which are the subject of one or more of the patents and applications listed on Schedule A, which is attached hereto.

This assignment includes the patents and applications listed in the attached
Schedule A, any and all United States and foreign patents, utility models, and design registrations granted for any of said inventions or improvements, and the right to claim priority based on the filing date of any of the patents and applications listed in the attached Schedule A under the International
Convention for the Protection of Industrial Property, the Patent Cooperation
Treaty, the European Patent Convention, and all other treaties of like purposes;
and we authorize the Assignee to apply in all countries in our names or in its own name for patents, utility models, design registrations, and like rights of exclusion, and for inventors' certificates for said inventions and improvements;
and we agree for ourselves and our respective heirs, legal representatives and assigns, without further compensation, to perform such lawful acts and to sign such further applications, assignments, Preliminary Statements, and other lawful documents as the Assignee may reasonably request to effectuate fully this assignment.

IN WITNESS WHEREOF, I hereto set my hand and seal at Shrewsbury Massachusetts, this 4th day of November, 2005.

/s/ John M. Naples              L.S.
------------------------------------
John M. Naples
Institute of Molecular Biology, Inc.

STATE OF MASSACHUSETTS:
                        :ss.
COUNTY OF WORCESTER:

     Before me this 4th day of November, 2005, before me, the undersigned notary public, personally appeared John M. Naples, proved to me through satisfactory evidence of identification, which consisted of Massachusetts Driver's License, to be the person whose name is subscribed to the foregoing Assignment, and acknowledged that he executed the same as his free act and deed for the purposes therein contained.

                            /s/ Patricia MacIsaac
                            ------------------------------
                            Notary Public

                            My Commission Expires: 020708

[Notary Seal]

                                   SCHEDULE A
                                  (PAGE 1 OF 5)

C & E REF. NO.     STATUS               TITLE             APPLICATION NO.      FILED       PATENT NO.      ISSUED
--------------   ---------   --------------------------   ---------------   -----------   -----------   -----------

                               WOUND HEALING AND BONE
 02854-007001    Abandoned          REGENERATION             06/930,762     14-Nov-1986

                               WOUND HEALING AND BONE
                               REGENERATION USING PDGF
 02854-009001      Issued             AND IGF-1              07/120,943     16-Nov-1987    4,861,757    29-Aug-1989

                                    WOUND HEALING
                              COMPOSITION OF TGF-ALPHA
 02854-010001      Issued             AND PDGF               07/136,399     22-Dec-1987    4,874,746    17-Oct-1989

                              WOUND HEALING USING IGF-I
 02854-011001      Issued             AND TGF'b'             07/196,975     20-May-1988    4,983,581     8-Jan-1991

                              WOUND HEALING USING IGF-I
 02854-011002    Abandoned            AND TGF'b'             07/530,649     30-May-1990

                             WOUND HEALING USING IGF-II
 02854-011003      Issued              AND TGF               07/857,713     25-Mar-1992    5,256,644    26-Oct-1993

                              PROCESS OF WOUND HEALING
 02854-012001      Issued        USING PDGF AND EGF          07/231,145     10-Aug-1988    5,034,375    23-Jul-1991

 02854-013003    Abandoned          WOUND HEALING            07/449,303      5-Dec-1989

 02854-013004    Abandoned          WOUND HEALING          07/639,060,303    9-Jan-1991

                              WOUND HEALING USING PDGF
 02854-014001      Issued            AND IGF-II              07/272,090     16-Nov-1988    5,019,559    28-May-1991

 02854-015001    Abandoned          WOUND HEALING            07/299,763     23-Jan-1989

                                METHOD OF PERIDONTAL
 02854-015002      Issued           REGENERATION             07/582,332     13-Sep-1990    5,124,316    23-Jun-1992

                                    WOUND HEALING
                               COMPOSITION OF IL-1 AND
 02854-016001      Issued           PDGF OR IGF-1            07/403,969      7-Sep-1989    5,035,887    30-Jul-1991

 02854-026001    Abandoned        BONE REGENERATION          07/799,375     27-Nov-1991

 02854-027001      Issued        NERVE REGENERATION          08/198,542     18-Feb-1994    6,506,727    14-Jan-2003

                               DEVICE TO PROMOTE DRUG-
                                    INDUCED NERVE
 02854-033001      Issued           REGENERATION             08/187,210     26-Jan-1994    5,656,605    12-Aug-1997

                             PYRIDINOLINE CROSSLINKS AS
                               MARKERS OF PERIODONTAL
                              AND PERI-IMPLANT DISEASE
 02854-034001      Issued             ACTIVITY               08/197,131     16-Feb-1994    5,516,699    14-May-1996

                                   SCHEDULE A
                                  (PAGE 2 OF 5)

C & E REF. NO.      COUNTRY      TYPE     STATUS    APPLICATION NO.      FILED       PATENT NO.      ISSUED
--------------   -------------   ----   ---------   ---------------   -----------   -----------   -----------

                                     WOUND HEALING AND BONE REGENERATION
02854-007AT 1    Austria          EPC   Granted        87907900.2     13-Nov-1987      0289584    05-May-1993
02854-007AU1     Australia        PCT   Granted         83289/87      13-Nov-1987      600069     02-Aug-1990
02854-007BE1     Belgium          EPC   Granted        87907900.2     13-Nov-1987      0289584    05-May-1993
02854-007CA1     Canada           PCT   Granted         551,909       16-Nov-1987     1,322,714   05-Oct-1993
02854-007CH1     Switzerland      EPC   Granted        87907900.2     13-Nov-1987      0289584    05-May-1993
02854-007CN1     China            PCT   Granted        87101250.2     14-Nov-1987    87101250.2   30-Oct-1994
02854-007DE1     Germany          EPC   Granted        87907900.2     13-Nov-1987      0289584    05-May-1993
02854-007DK1     Denmark          PCT   Granted         3932/88       13-Nov-1987     25-Jul-81    30-May-05
02854-007EP1     Europe           PCT   Granted        87907900.2     13-Nov-1987      0289584    05-May-1993
02854-007FR1     France           EPC   Granted        87907900.2     13-Nov-1987      0289584    05-May-1993
02854-007FR2     France           EPC   Granted        89906917.3     22-May-1989      0419534    03-Aug-1994
02854-007GB1     Great Britain    EPC   Granted        87907900.2     13-Nov-1987      0289584    05-May-1993
02854-007IE1     Ireland          PCT   Granted         3075/87       13-Nov-1987       60517     20-Jul-1994
02854-007IT1     Italy            EPC   Granted        87907900.2     13-Nov-1987      0289584    05-May-1993
02854-007JP1     Japan            PCT   Granted        500179/87      13-Nov-1987      1868245    26-Aug-1994
02854-007KR1     Korea            PCT   Granted        88-700829      13-Nov-1987      106280     17-Oct-1996
02854-007LU1     Luxembourg       EPC   Granted        87907900.2     13-Nov-1987      0289584    05-May-1993
02854-007NL1     Netherlands      EPC   Granted        87907900.2     13-Nov-1987      0289584    05-May-1993
02854-007NZ1     New Zealand      PCT   Granted          222551       16-Nov-1987      222551
02854-007SE1     Sweden           EPC   Granted        87907900.2     13-Nov-1987      0289584    05-May-1993
02854-007TW1     Taiwan           PCT   Granted         76107672      15-Dec-1987     NI-51493    30-Jan-1992
02854-007ZA1     South Africa     PCT   Granted         87/8566       16-Nov-1987      87/8566    26-Jul-1989
02854-007OA1     Africa (OAPI)    PCT   Abandoned       PV59385       13-Nov-1987       9159      31-Mar-1992
02854-007MX1     Mexico           PCT   Abandoned        930672       16-Nov-1987      170454     23-Aug-1993
02854-007NO1     Norway           PCT   Abandoned       88/3127       13-Nov-1987
02854-007WO1     International    PCT   Expired      PCT/US87/02975   13-Nov-1987

                                                WOUND HEALING
02854-010AT1     Austria          EPC   Granted        89901681.0     20-Dec-1988      0394349    27-Oct-1993
02854-010AU1     Australia        PCT   Granted         37472/89      20-Dec-1988      613776     03-Dec-1991
02854-010BE1     Belgium          EPC   Granted        89901681.0     20-Dec-1988      0394349    27-Oct-1993
02854-010CA1     Canada           PCT   Granted         586,562       21-Dec-1988     1,322,164   14-Sep-1993
02854-010CH1     Switzerland      EPC   Granted        89901681.0     20-Dec-1988      0394349    27-Oct-1993
02854-010CN1     China            PCT   Granted        88109273.8     21-Dec-1988    88109273.8   19-Jul-1994
02854-010DE1     Germany          EPC   Granted        89901681.0     20-Dec-1988    P3885300.0   27-Oct-1993
02854-010DK1     Denmark          PCT   Granted         4122/89       20-Dec-1988      175947     08-Aug-2005
02854-010EP1     Europe           PCT   Granted        89901681.0     20-Dec-1988      0394349    27-Oct-1993
02854-010FR1     France           EPC   Granted        89901681.0     20-Dec-1988      0394349    27-Oct-1993
02854-010GB1     Great Britain    EPC   Granted        89901681.0     20-Dec-1988      0394349    27-Oct-1993
02854-010IE1     Ireland          PCT   Granted         3833/88       21-Dec-1988       61283     14-Oct-1994
02854-010IT1     Italy            EPC   Granted        89901681.0     20-Dec-1988      0394349    27-Oct-1993
02854-010JP1     Japan            PCT   Granted        501944/89      20-Dec-1988      1923551    25-Apr-1995
02854-010LU1     Luxembourg       EPC   Granted        89901681.0     20-Dec-1988      0394349    27-Oct-1993
02854-010MX1     Mexico           PCT   Granted          14307        22-Dec-1988      164966     09-Oct-1992
02854-010NL1     Netherlands      EPC   Granted        89901681.0     20-Dec-1988      0394349    27-Oct-1993
02854-010NZ1     New Zealand      PCT   Granted          227429       21-Dec-1988      227429     14-May-1991
02854-010SE1     Sweden           EPC   Granted        89901681.0     20-Dec-1988      0394349    27-Oct-1993
02854-010TW1     Taiwan           PCT   Granted         78100693      01-Feb-1989     NI-51930    20-Feb-1992
02854-010ZA1     South Africa     PCT   Granted         88/9594       22-Dec-1988      88/9594    27-Sep-1989
02854-010OA1     Africa (OAPI)    PCT   Abandoned       PV59630       20-Dec-1988       9129      31-Oct-1991
02854-010KR1     Korea            PCT   Abandoned      89/701555      20-Dec-1988
02854-010NO1     Norway           PCT   Abandoned       89/3346       20-Dec-1988
02854-010RU1     Russian          PCT   Abandoned      4742130.14     20-Dec-1988
                 Federation
02854-010WO1     International    PCT   Expired      PCT/US88/04557   20-Dec-1988

                                   SCHEDULE A
                                  (PAGE 3 OF 5)

C & E REF. NO.      COUNTRY      TYPE     STATUS    APPLICATION NO.     FILED        PATENT NO.      ISSUED
--------------   -------------   ----   ---------   ---------------   -----------   -----------   -----------

                                                WOUND HEALING
02854-011AT1     Austria          EPC   Granted       89906917.3     22-May-1989      0419534     03-Aug-1994
02854-011AT2     Austria          EPC   Granted       91910904.1     30-May-1991      0531425     14-Aug-2002
02854-011BE1     Belgium          EPC   Granted       89906917.3     22-May-1989      0419534     03-Aug-1994
02854-011BE2     Belgium          EPC   Granted       91910904.1     30-May-1991      0531425     14-Aug-2002
02854-011CA2     Canada           PCT   Granted        2,082,420     30-May-1991      2082420     20-Jul-2004
02854-011CH1     Switzerland      EPC   Granted       89906917.3     22-May-1989      0419534     03-Aug-1994
02854-011CH2     Switzerland      EPC   Granted       91910904.1     30-May-1991       531425     14-Aug-2002
02854-011DE1     Germany          EPC   Granted       89906917.3     22-May-1989    P68917300.8   03-Aug-1994
02854-011DE2     Germany          EPC   Granted       69133087.5     30-May-1991      0531425     14-Aug-2002
02854-011DK2     Denmark          EPC   Granted       91910904.1     30-May-1991      0531425     14-Aug-2002
02854-011EP1     Europe           PCT   Granted       89906917.3     22-May-1989      0419534     03-Aug-1994
02854-011EP2     Europe           PCT   Granted       91910904.1     30-May-1991      0531425     14-Aug-2002
02854-011ES2     Spain            EPC   Granted         0531425      30-May-1991      0531425     14-Aug-2002
02854-011FR1     France           EPC   Granted         0419534      22-May-1989      0419534     03-Aug-1994
02854-011FR2     France           EPC   Granted         0531425      30-May-1991      0531425     14-Aug-2002
02854-011GB1     Great Britain    EPC   Granted       89906917.3     22-May-1989      0419534     03-Aug-1994
02854-011GB2     Great Britain    EPC   Granted         0531425      30-May-1991      0531425     14-Aug-2002
02854-011GR2     Greece           EPC   Granted       91910904.1     30-May-1991      0531425     14-Aug-2002
02854-011IT1     Italy            EPC   Granted       89906917.3     22-May-1989      0419534     03-Aug-1994
02854-011IT2     Italy            EPC   Granted         0531425      30-May-1991      0531425     14-Aug-2002
02854-011JP1     Japan            PCT   Granted        506485/89     22-May-1989      1924479     25-Apr-1995
02854-011JP2     Japan            PCT   Granted        3-510861      30-May-1991     3,377,524    06-Dec-2002
02854-011LI2     Liechtenstein    EPC   Granted       91910904.1     30-May-1991       531425     14-Aug-2002
02854-011LU1     Luxembourg       EPC   Granted       89906917.3     22-May-1989      0419534     03-Aug-1994
02854-011LU2     Luxembourg       EPC   Granted       91910904.1     30-May-1991      0531425     14-Aug-2002
02854-011NL1     Netherlands      EPC   Granted       89906917.3     22-May-1989      0419534     03-Aug-1994
02854-011NL2     Netherlands      EPC   Granted       91910904.1     30-May-1991      0531425     14-Aug-2002
02854-011SE1     Sweden           EPC   Granted       89906917.3     22-May-1989      0419534     03-Aug-1994
02854-011SE2     Sweden           EPC   Granted       91910904.1     30-May-1991      0531425     14-Aug-2002
02854-011ES1     Spain            PCT   Abandoned       531425       30-May-1991
02854-011WO1     International    PCT   Expired     PCT/US89/02229   22-May-1989
02854-011WO2     International    PCT   Expired     PCT/US91/03829   30-May-1991

                                                WOUND HEALING
02854-012AT1     Austria          EPC   Granted       89910545.6     10-Aug-1989      0382841     26-Jan-1994
02854-012BE1     Belgium          EPC   Granted       89910545.6     10-Aug-1989      0382841     26-Jan-1994
02854-012CA1     Canada           PCT   Granted        607,968       10-Aug-1989      1336816     29-Aug-1995
02854-012CH1     Switzerland      EPC   Granted       89910545.6     10-Aug-1989      0382841     26-Jan-1994
02854-012DE1     Denmark          EPC   Granted       89910545.6     10-Aug-1989     P68912758    26-Jan-1994
02854-012DE1     Germany          EPC   Granted       89910545.6     10-Aug-1989      0382841     26-Jan-1994
02854-012EP1     Europe           PCT   Granted       89910545.6     10-Aug-1989      0382841     26-Jan-1994
02854-012FR1     France           EPC   Granted       89910545.6     10-Aug-1989      382841      26-Jan-1994
02854-012GB1     Great Britain    EPC   Granted       89910545.6     10-Aug-1989      0382841     26-Jan-1994
02854-012IT1     Italy            EPC   Granted       89910545.6     10-Aug-1989      0382841     26-Jan-1994
02854-012JP1     Japan            PCT   Granted       509811/89      10-Aug-1989      1975393     27-Sep-1995
02854-012LU1     Luxembourg       EPC   Granted       89910545.6     10-Aug-1989      0382841     26-Jan-1994
02854-012NL1     Netherlands      EPC   Granted       89910545.6     10-Aug-1989      0382841     26-Jan-1994
02854-012SE1     Sweden           EPC   Granted       89910545.6     10-Aug-1989      0382841     26-Jan-1994
02854-012WO1     International    PCT   Expired     PCT/US89/03490   10-Aug-1989

                                   SCHEDULE A
                                  (PAGE 4 OF 5)

C & E REF. NO.      COUNTRY      TYPE    STATUS     APPLICATION NO.      FILED       PATENT NO.      ISSUED
--------------   -------------   ----   ---------   ---------------   -----------   -----------   -----------

                                     WOUND HEALING USING PDGF AND IGF-II
02854-014AT1     Austria          EPC   Granted        90907577.2     10-Apr-1990     0479799     06-Aug-1997
02854-014BE1     Belgium          EPC   Granted        90907577.2     10-Apr-1990     0479799     06-Aug-1997
02854-014CA1     Canada           PCT   Granted        2,060,208      10-Apr-1990    2,060,208    20-Feb-2001
02854-014CH1     Switzerland      EPC   Granted        90907577.2     10-Apr-1990     0479799     06-Aug-1997
02854-014DE1     Germany          EPC   Granted        90907577.2     10-Apr-1990     0479799     06-Aug-1997
02854-014DK1     Denmark          EPC   Granted        90907577.2     10-Apr-1990     0479799     06-Aug-1997
02854-014EP1     Europe           PCT   Granted        90907577.2     10-Apr-1990     0479799     06-Aug-1997
02854-014ES1     Spain            EPC   Granted        90907577.2     10-Apr-1990     0479799     06-Aug-1997
02854-014FR1     France           EPC   Granted        90907577.2     10-Apr-1990     0479799     06-Aug-1997
02854-014GB1     Great Britain    EPC   Granted        90907577.2     10-Apr-1990     0479799     06-Aug-1997
02854-014IT1     Italy            EPC   Granted        90907577.2     10-Apr-1990     0479799     06-Aug-1997
02854-014JP1     Japan            PCT   Granted        507475/90      10-Apr-1990     2030420     19-Mar-1996
02854-014LU1     Luxembourg       EPC   Granted        90907577.2     10-Apr-1990     0479799     06-Aug-1997
02854-014NL1     Netherlands      EPC   Granted        90907577.2     10-Apr-1990     0479799     06-Aug-1997
02854-014SE1     Sweden           EPC   Granted        90907577.2     10-Apr-1990     0479799     06-Aug-1997
02854-014WO1     International    PCT   Expired      PCT/US90/01936   10-Apr-1990

                                                WOUND HEALING
02854-016CA1     CANADA           PCT   PENDING         2,040,410     07-SEP-1990
02854-016JP1     Japan            PCT   Granted         2-512565      07-Sep-1990     1969836     18-Sep-1995
02854-016EP1     Europe           PCT   Abandoned      90913582.4     07-Sep-1990
02854-016WO1     International    PCT   Expired      PCT/US90/05062   07-Sep-1990

                                              BONE REGENERATION
02854-026CA1     Canada           PCT   Abandoned       2,123,803     24-Nov-1992
02854-026JP1     Japan            PCT   Abandoned     Hei-05-510253   26-May-1994
02854-026EP1     Europe           PCT   Abandoned       93900683.9    24-Nov-1992
02854-026WO1     International    PCT   Expired      PCT/US92/10214   24-Nov-1992

                        MEDICAMENT FOR PROMOTING GROWTH OF MAMMALIAN NERVE - IMB ONLY
02854-027AU1     Australia        PCT   Granted         30668/92      04-Nov-1992     673659      12-Mar-1997
02854-027CA1     Canada           PCT   Granted         2,123,685     04-Nov-1992    2,123,685    07-Oct-2003
02854-027CH1     Switzerland      PCT   Granted         2309/93-2     04-Nov-1992     684573      31-Oct-1994
02854-027JP1     Japan            PCT   Allowed         5-510115      04-Nov-1992
02854-027JP2     Japan            PCT   Pending        2005-292267    28-Sep-2005
02854-027EP1     Europe           PCT   Abandoned      92924312.9     04-Nov-1992
02854-027PL1     Poland           PCT   Abandoned        P303981      04-Nov-1992
02854-027ZA1     South Africa     PCT   Abandoned                     04-Nov-1992
02854-027WO1     International    PCT   Expired      PCT/US92/09545   04-Nov-1992

                                   SCHEDULE A
                                  (PAGE 5 OF 5)

C & E REF. NO.      COUNTRY      TYPE     STATUS    APPLICATION NO.      FILED       PATENT NO.      ISSUED
--------------   -------------   ----   ---------   ---------------   -----------   -----------   -----------

               A DEVICE TO PROMOTE DRUG-INDUCED NERVE REGENERATION
02854-033WO1      International PCT     Expired    PCT/US95/00985  25-Jan-1995

                PYRIDINOLINE CROSSLINKS AS MARKERS OF PERIODONTAL
                        AND PERI-IMPLANT DISEASE ACTIVITY
02854-034AT1     Austria          EPC   Granted        95909234.7     13-Jan-1995     E220458     10-Jul-2002
02854-034BE1     Belgium          EPC   Granted        95909234.7     13-Jan-1995     0745221     10-Jul-2002
02854-034CA1     CANADA           PCT   PENDING        2,183,452      13-JAN-1995
02854-034CH1     Switzerland      EPC   Granted        95909234.7     13-Jan-1995     0745221     10-Jul-2002
02854-034DE1     Germany          EPC   Granted        95909234.7     13-Jan-1995   69527350.7    10-Jul-2002
02854-034DK1     Denmark          PCT   Granted        95909234.7     13-Jan-1995     0745221     07-Oct-2002
02854-034EP1     Europe           PCT   Granted        95909234.7     13-Jan-1995     0745221     10-Jul-2002
02854-034ES1     Spain            EPC   Granted        95909234.7     13-Jan-1995   ES2179867T3   10-Jul-2002
02854-034FR1     France           EPC   Granted        95909234.7     13-Jan-1995     0745221     10-Jul-2002
02854-034GB1     Great Britain    EPC   Granted        95909234.7     13-Jan-1995     0745221     10-Jul-2002
02854-034GR1     Greece           EPC   Granted        95909234.7     13-Jan-1995     0745221     10-Jul-2002
02854-034IE1     Ireland          PCT   Granted        95909234.7     13-Jan-1995     0745221
02854-034IT1     Italy            EPC   Granted        95909234.7     13-Jan-1995     0745221     10-Jul-2002
02854-034JP1     Japan            PCT   Granted         7-521795      13-Jan-1995    3,521,913    20-Feb-2004
02854-034KP1     N. Korea         PCT   Granted         96-0594       16-Aug-1996     31,331      22-Jan-1998
02854-034NL1     Netherlands      EPC   Granted        95909234.7     13-Jan-1995     0745221     10-Jul-2002
02854-034PT1     Portugal         EPC   Granted        95909234.7     13-Jan-1995     0745221     10-Jul-2002
02854-034PT1     Sweden           EPC   Granted        95909234.7     13-Jan-1995     0745221     10-Jul-2002
02854-034CN1     China            PCT   Abandoned      95192443.5     13-Jan-1995
02854-034KR1     S. Korea         PCT   Abandoned     1996-704491     16-Aug-1996
02854-034WO1     International    PCT   Expired      PCT/US95/00509   13-Jan-1995

                      INSTITUTE OF MOLECULAR BIOLOGY, INC.

                             SECRETARY'S CERTIFICATE

     The undersigned, John M. Naples, the duly qualified and elected Secretary of Institute of Molecular Biology, Inc., a Delaware corporation (the "Company"), does hereby certify in his capacity as Secretary of the Company that:

     1. Attached to this certificate as Exhibits A and B, respectively, are true, correct and complete copies of resolutions duly adopted by the Board of
Directors of the Company on November 4, 2005, and by the stockholders of the
Company on November 4, 2005. Such resolutions have not been amended, modified, altered, repealed or rescinded and are in full force and effect on the date hereof; and such resolutions are the only resolutions adopted by the Board of
Directors of the Company, and by the stockholders of the Company, relating to the matters referred to therein.

     2. Attached to this certificate as Exhibit C is a certificate of good standing of the Company issued by the Secretary of State of the State of
Delaware.

     IN WITNESS WHEREOF, the undersigned hereby certifies the above to be true and has executed this Certificate as of the 15th day of November, 2005.

                                                    /s/ John M. Naples
                                                    ----------------------------
                                                    John M. Naples, Secretary

                                    EXHIBIT A

                      RESOLUTIONS OF THE BOARD OF DIRECTORS

APPROVAL OF IP PORTFOLIO SALE

RESOLVED:   That this Board of Directors declares the sale of the IP Portfolio to Purchaser to be advisable and in the best interests of the
            Corporation, and does hereby direct that said sale of the IP
            Portfolio be presented for the approval of the stockholders of the
            Corporation either by written consent or at a special meeting of the stockholders to be called for such purpose.

APPROVAL OF PATENT PURCHASE AGREEMENT AND EXHIBITS

RESOLVED:   That the form, terms and provisions of the Patent Purchase Agreement substantially in the form attached hereto as Exhibit A (the
            "Purchase Agreement"), along with any ancillary agreements or instruments delivered by the Corporation in connection therewith
            (collectively, the "Ancillary Agreements"), and the transactions contemplated thereby be, and they hereby are, ratified and approved;
            and that the execution, delivery and performance of the Purchase
            Agreement and the Ancillary Documents, in the name and on behalf of the Corporation, by the President, any Vice President, and the
            Treasurer of this Corporation at the time in office (the "Authorized
            Officers"), each acting singly, is hereby ratified, authorized, and approved, with such additions, deletions and changes as the
            Authorized Officer so acting may by his execution approve; the execution and delivery of the Purchase Agreement and the Ancillary
            Agreements to be conclusive evidence that the same have been authorized and approved by the Directors of the Corporation; and
            further

RESOLVED:   That the Authorized Officers be, and they hereby are and each of them singly hereby is, authorized, directed and empowered, from time to time, in the name and on behalf of the Corporation, to execute, make oath to, acknowledge and deliver, or cause to be executed, acknowledged and delivered, under the seal of the Corporation if so desired, all such other and further documents, instruments, orders, directions, certificates, receipts, forms and other papers or instruments, and to perform or cause to be performed all such other and further acts, as the officer or officers so acting may in his, her or their absolute discretion approve in connection with the consummation of the transactions contemplated by the Purchase
            Agreement or the Ancillary Agreements or for the purpose of carrying out the intent and purpose thereof or the execution, acknowledgment or delivery thereof or the taking of any such action to be conclusive evidence that the same has been authorized and approved by this Board of Directors.

                                    EXHIBIT B

                         RESOLUTIONS OF THE STOCKHOLDERS

APPROVAL OF IP PORTFOLIO SALE

RESOLVED:   That the sale of the IP Portfolio to Purchaser is hereby authorized, approved and ratified.

APPROVAL OF PATENT PURCHASE AGREEMENT AND EXHIBITS

RESOLVED:   That the form, terms and provisions of the Patent Purchase Agreement substantially in the form attached hereto as Exhibit A (the
            "Purchase Agreement"), along with any ancillary agreements or instruments delivered by the Corporation in connection therewith
            (collectively, the "Ancillary Agreements"), and the transactions contemplated thereby be, and they hereby are, ratified and approved;
            and that the execution, delivery and performance of the Purchase
            Agreement and the Ancillary Documents, in the name and on behalf of the Corporation, by the President, any Vice President, and the
            Treasurer of this Corporation at the time in office (the "Authorized
            Officers"), each acting singly, is hereby ratified, authorized, and approved, with such additions, deletions and changes as the
            Authorized Officer so acting may by his execution approve; the execution and delivery of the Purchase Agreement and the Ancillary
            Agreements to be conclusive evidence that the same have been authorized and approved by the stockholders of the Corporation; and
            further

RESOLVED:   That the Authorized Officers be, and they hereby are and each of them singly hereby is, authorized, directed and empowered, from time to time, in the name and on behalf of the Corporation, to execute, make oath to, acknowledge and deliver, or cause to be executed, acknowledged and delivered, under the seal of the Corporation if so desired, all such other and further documents, instruments, orders, directions, certificates, receipts, forms and other papers or instruments, and to perform or cause to be performed all such other and further acts, as the officer or officers so acting may in his, her or their absolute discretion approve in connection with the consummation of the transactions contemplated by the Purchase
            Agreement or the Ancillary Agreements or for the purpose of carrying out the intent and purpose thereof or the execution, acknowledgment or delivery thereof or the taking of any such action to be conclusive evidence that the same has been authorized and approved by the stockholders of the Corporation.

                                    EXHIBIT C

                          CERTIFICATE OF GOOD STANDING

                                 (see attached)

                                                                          PAGE 1

                                    Delaware
                                 ---------------
                                 The First State

     I, HARRIET SMITH WINDSOR, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO
HEREBY CERTIFY "INSTITUTE OF MOLECULAR BIOLOGY, INC." IS DULY INCORPORATED UNDER
THE LAWS OF THE STATE OF DELAWARE AND IS IN GOOD STANDING AND HAS A LEGAL
CORPORATE EXISTENCE SO FAR AS THE RECORDS OF THIS OFFICE SHOW, AS OF THE FOURTH
DAY OF NOVEMBER, A.D. 2005.

     AND I DO HEREBY FURTHER CERTIFY THAT THE FRANCHISE TAXES HAVE BEEN PAID TO
DATE.

     AND I DO HEREBY FURTHER CERTIFY THAT THE ANNUAL REPORTS HAVE BEEN FILED TO
DATE.

     AND I DO HEREBY FURTHER CERTIFY THAT THE SAID "INSTITUTE OF MOLECULAR
BIOLOGY, INC." WAS INCORPORATED ON THE SIXTEENTH DAY OF JANUARY, A.D. 1985.

                                     [SEAL]

                                       /s/ Harriet Smith Windsor
                                       -----------------------------------------
                                       Harriet Smith Windsor, Secretary of State

2052940   8300                                           AUTHENTICATION: 4277347

050905116                                                         DATE: 11-04-05